UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2020

ASSERTIO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13111	94-3229046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 S. Saunders Road, Suite 300, Lake Forest, IL 60045

(Address of principal executive offices, with zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth Company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.	Regulation FD Disclosure

On March 11, 2020, Assertio Therapeutics, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that it has commenced cash tender offers (the “Offers”) to purchase any and all of the outstanding $42,465,000 in aggregate principal amount of its 2.50% Senior Convertible Notes due 2021 and $34,522,000 of its 5.00% Senior Convertible Notes due 2024 (together, the “Notes”). The Offers are being made on the terms and subject to the conditions set forth in an Offer to Purchase dated March 11, 2020 (the “Offer to Purchase”) and are scheduled to expire at 11:59 p.m., New York City time, on April 7, 2020 unless extended by the Company (the “Expiration Time”). Holders of the Notes who have tendered (and not validly withdrawn) their Notes at or prior to the Expiration Time will be entitled to receive in cash $995 per $1,000 principal amount of Notes validly tendered (and not validly withdrawn), plus accrued and unpaid interest on such Notes up to, but not including, the date the Offers are settled, which is expected to be promptly following the expiration of the Offers.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Item 7.01 (including the exhibit) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

Neither this Current Report on Form 8-K nor the Press Release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws that involve material risks, assumptions and uncertainties. Many possible events or factors could affect our future results and performance, such that our actual results and performance may differ materially from those that may be described or implied in the forward-looking statements. As such, no forward-looking statement can be guaranteed. The factors that could cause actual results to differ from what is described herein, include any failure of the purchase transactions to close due to failure of conditions to closing, financial market conditions or otherwise. The Company is subject to additional risks and uncertainties described in the Company’s annual report on Form 10-K. You are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis and expectations only as of the date of this Form 8-K. Except as required by law, we undertake no obligation to publicly release the results of any revision or update of these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Assertio Therapeutics, Inc. Press Release issued on March 11, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASSERTIO THERAPEUTICS, INC.

Date: March 11, 2020	By:	/s/ Dan A. Peisert
Name: Dan A. Peisert
Title: Senior Vice President and Chief Financial Officer